Exhibit 10.4

AMENDMENT NO. 1

TO

PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT

under the

2018 OMNIBUS STOCK INCENTIVE PLAN

THIS AMENDMENT No. 1 (the “Amendment”), effective as of April 10, 2020 (the “Amendment Date”), amends the Performance-Based Restricted Stock Unit Agreement (the “Agreement”) under the Pacific Drilling S.A. 2018 Omnibus Stock Incentive Plan (the “Plan”), entered into between W. Matt Ralls (the “Participant”) and Pacific Drilling S.A. (the “Company”) dated December 20, 2018.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Agreement.

The parties hereto agree to amend the Agreement to provide as follows:

1.         If a Change of Control has not occurred on or before December 31, 2020, the Agreement shall expire and the RSUs shall be forfeited.

2.         Except as hereby specifically amended, the Agreement remains in full force and effect according to its terms.

IN WITNESS WHEREOF, the Company and the Participant have executed this Amendment, which shall be effective as of the Amendment Date.

PACIFIC DRILLING S.A.

By:	/s/ John V. Simon
John V. Simon
Chairman of the Compensation Committee

PARTICIPANT:
/s/ W. Matt Ralls
W. Matt Ralls